Execution Version

                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT (this "Agreement") is made and entered into as of the 7th day of June, 2006, by and among Vitesse Semiconductor Corporation, a Delaware corporation ("Vitesse" or "Grantor"), and each direct or indirect Subsidiary of Grantor listed on Exhibit A attached hereto and on the signature pages of this Agreement, and each Subsidiary of the Grantor or of any other Subsidiary who executes a joinder agreement substantially in the form of Exhibit B hereto (each individually a "Subsidiary" and all Subsidiaries, together with the Grantor, collectively, the "Grantors") in favor of Obsidian, LLC, as Collateral Agent (as defined in the Loan Agreement).

     WHEREAS, Vitesse, Vitesse International, Inc. ("Vitesse International") and Silicon Valley Bank entered into that certain Second Amended and Restated Loan and Security Agreement dated March 2, 2006 (such loan agreement as so modified and otherwise amended or modified from time to time being referred to herein as the "Second Amended and Restated Loan Agreement"), pursuant to which Vitesse and Vitesse International granted a security interest in certain of the Collateral to Silicon Valley Bank;

     WHEREAS, pursuant to certain assignment agreements, Silicon Valley Bank has assigned all outstanding Obligations under and as defined in the Second Amended and Restated Loan Agreement to certain new lenders;

     WHEREAS, Grantors have requested that such new lenders make certain loans to the Grantors and provide certain other financial accommodations to the Grantors and, in connection therewith, Grantors have requested that such new lenders amend and restate the Second Amended and Restated Loan Agreement;

     WHEREAS, Vitesse, Vitesse International, Vitesse Manufacturing & Development Corporation,a Delaware corporation and Vitesse Semiconductor Sales Corporation,a Delaware corporation (each, a "Borrower" and together the "Borrowers"), each of which is a Grantor, have entered into a certain Third Amended and Restated Loan Agreement dated as of even date herewith with the Lenders party thereto and Obsidian, LLC, as Agent and Collateral Agent (as the same may be amended, restated, modified or supplemented, from time to time, the "Loan Agreement") pursuant to which, among other things, the Lenders party thereto have agreed to make loans to the Borrowers on the terms and conditions described therein.

     WHEREAS, the Lenders are willing to make loans to the Borrowers pursuant to the Loan Agreement on certain conditions. One such condition is that the payment and performance of the Obligations (as defined in the Loan Agreement) shall be secured by, among other things, a security interest in the Collateral (as defined below) in favor of the Collateral Agent for the ratable benefit of the Secured Parties. In order to induce the Lenders to make such loans, and to secure the Obligations (as defined in the Loan Agreement) of the Borrowers under the Loan Agreement and otherwise, the Grantors are willing to ratify and acknowledge the grant of a security interest (in respect of Collateral securing the Obligations under and as defined in the Second Amended and Restated Loan Agreement) and to grant to the Collateral Agent a security interest in all of the Collateral.

     Accordingly, the Grantors, intending to be legally bound, hereby agree with the Collateral Agent, as follows:

     1. DEFINITIONS.

          (a) Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement. Capitalized terms used herein but not defined herein or in the Loan Agreement shall have the meaning given to such terms in the UCC then in effect in the State of New York.

          (b) The following terms shall have the following meanings:

          "Blocked Accounts" means all Deposit Accounts of the Grantors which are subject to one or more blocked account or lockbox agreements.

          "Collateral" shall have the meaning ascribed to such term in Section 2 below.

          "Copyright License" means any and all rights now owned or hereafter acquired by any Person under any written agreement granting any right to use any Copyright or Copyright registration.

          "Copyrights" means all of the following now owned or hereafter adopted or acquired by any Person: (a) all copyrights and General Intangibles of like nature (whether registered or unregistered), all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any state or territory thereof, or any other country or any political subdivision thereof, and (b) all reissues, extensions or renewals thereof.

          "Deposit Account" means all "deposit accounts" as such term is defined in the UCC.

          "Equity Interests" means all shares of stock, partnership interests, interests in a joint venture, partnership or other similar arrangement, whether in corporate, partnership or other legal form, limited liability company interests and all other equity interests in a Person, whether such stock or interests are classified as Investment Property or General Intangibles under the UCC.

          "Event of Default" shall be used herein as defined in the Loan Agreement.

          "Foreign Subsidiary" means any Subsidiary of the Company that is not a Domestic Subsidiary.

          "Intellectual   Property"   means  any  and  all  Licenses,   Patents,
Copyrights, Trademarks, and the goodwill associated with such Trademarks.

          "Letter-of-Credit Rights" means "letter-of-credit rights" as such term is defined in the UCC, including rights to payment or performance under a letter of credit whether or not beneficiary has demanded or is entitled to performance.

          "License" means any Copyright License, Patent License, Trademark License or other license of rights or interests now held or hereafter acquired by any Person.

          "Patent License" means rights under any written agreement now owned or hereafter acquired by any Person granting any right with respect to any invention on which a Patent is in existence.

          "Patents" means all of the following in which any Person now holds or hereafter acquires any interest: (a) all letters patent of the United States or of any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or of any other country, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State, or any other country, and (b) all reissues, continuations, continuations-in-part or extensions thereof.

          "Real Property" means any estates or interests in real property now owned or hereafter acquired by any Grantor and the improvements thereto.

          "Secured Obligations" shall mean any "Obligations" as that term is defined in the Loan Agreement.

          "Secured Parties" means, collectively, the Lenders, the Agent and the Collateral Agent. For purposes hereof, it is understood that any Secured Obligations to any Person arising at a time such Person is party to the Loan Agreement as a Lender shall continue to constitute Secured Obligations, notwithstanding that such Person has ceased to be a Lender party thereto at the time a claim is to be made in respect of such Secured Obligations.

          "Trademark License" means rights under any written agreement now owned or hereafter acquired by any Person granting any right to use any Trademark.

          "Trademarks" means all of the following now owned or hereafter existing or adopted or acquired by any Person: (a) all trademarks, trade names, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which and of the foregoing have appeared or appear, designs and general intangibles of like nature (whether registered or unregistered), all registrations and recordings thereof, and all applications in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state or territory thereof, or any other country or any political subdivision thereof; (b) all reissues, extensions or renewals thereof; and (c) all goodwill associated with or symbolized by any of the foregoing.

          "UCC" shall mean the Uniform Commercial Code in effect on the date hereof and as amended from time to time, and as enacted in the State of New York or in any state or states which, pursuant to the Uniform Commercial Code as enacted in the State of New York, has jurisdiction with respect to all, or any portion of, the Collateral or this Agreement, from time to time. It is the intent of the parties that the definitions set forth above should be construed in their broadest sense so that Collateral will be construed in its broadest sense. Accordingly if there are, from time to time, proposed changes to defined terms in the UCC that broaden the definitions, they are incorporated herein and if existing definitions in the UCC are broader than the amended definitions, the existing ones shall be controlling.

          2. GRANT OF SECURITY INTEREST. As security for the prompt and complete payment, performance and observance of all the Secured Obligations (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(c) of the Bankruptcy Code), each Grantor hereby
(A) pledges, hypothecates, delivers, transfers and assigns to the Collateral Agent for the benefit of the Secured Parties, and grants to the Collateral Agent for the benefit of the Secured Parties, a security interest in and to all of such Grantor's right, title and interest in and to all real and personal property of such Grantor or in which such Grantor has any rights, and (B) in respect of real and personal property of such Grantor or in which such Grantor has any rights securing the Obligations under the Second Amended and Restated Loan Agreement, such Grantor ratifies, acknowledges, confirms and continues its pledge, hypothecation, delivery, transfer, assignment and grant to the Collateral Agent for the benefit of the Secured Parties of a security interest in and to all such real and personal property of such Grantor or in which such Grantor has any rights, in each case including, without limitation, the following property, in all its forms, in each case whether now or hereafter existing, whether now owned or hereafter acquired, created or arising, and wherever located (collectively, but without duplication, the "Collateral"):

          (a) all Accounts;

          (b) all Chattel Paper;

          (c) all Documents;

          (d) all Equipment;

          (e) all Fixtures;

          (f)  all  General  Intangibles   (including  payment  intangibles  and
               Software);

          (g)  all Instruments;

          (h)  all Intellectual Property;

          (i)  all Inventory;

          (j)  all Investment Property;

          (k) all Deposit Accounts, including all Blocked Accounts, and all other bank accounts and all deposits therein;

          (l)  all money, cash or cash equivalents;

          (m)  all Goods and other property not otherwise described above;

          (n)  all Supporting Obligations and Letter-of-Credit Rights;

          (o)  the following commercial tort claims: none;

          (p) all Equity Interests and all certificates evidencing the same, together with, in each case, (i) all shares, securities, moneys or property representing a dividend on any of the Equity Interests, or representing a distribution or return of capital upon or in respect of the Equity Interests, or resulting from a split-up, revision, reclassification or other like change of the Equity Interests or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Equity Interests, and
               (ii) without affecting the obligations of such Grantor under any provision prohibiting such action hereunder or under the Loan Agreement, in the event of any consolidation or merger in which an issuer of Equity Interests is not the surviving corporation, all shares of each class of the capital stock of the successor corporation (unless such successor corporation is such Grantor itself) formed by or resulting from such consolidation or merger; provided that in no event shall the security interest granted under this Section 2(p) and Sections 2(f) and (j) attach to any Collateral if the grant of such security interest would constitute or result in a grant of the Equity Interests of any non-U.S. Person (other than Vitesse International, Inc.) that represents more than 65% of the total combined voting power in such non-U.S. Person, whether now owned or hereafter acquired and which may be issued and outstanding at any time and from time to time;

          (q)  all books and records pertaining to the Collateral; and

          (r) to the extent not otherwise included, all Proceeds, tort claims, insurance claims and other rights to payments not otherwise included in the foregoing and products of the foregoing and all accessions to, substitutions and replacements for, and rents, profits, benefits and income of, each of the foregoing.

Notwithstanding anything herein to the contrary, in no event shall the Collateral include, and no Grantor shall be deemed to have granted a security interest in, any of such Grantor's rights or interests in or under, any specific asset identified on Schedule 7 ("Temporarily Excluded Assets") hereto, but only to the extent, that such a grant would, under the terms of such Temporarily Excluded Asset, result in a breach of the terms of, or constitute a default under, such asset; provided, that immediately upon the ineffectiveness, lapse or termination of any such provision the Collateral shall include, and such Grantor shall be deemed to have granted a security interest in, all such rights and interests in Temporarily Excluded Assets as if such provision had never been in effect.

          In the event that any Temporarily Excluded Assets of a Grantor is excluded from the Collateral by virtue of the foregoing paragraph, such Grantor agrees to use all reasonable efforts to obtain all requisite consents to enable such Grantor to provide a security interest in such Temporarily Excluded Asset pursuant hereto as promptly as practicable. 3. REPRESENTATIONS AND WARRANTIES OF THE GRANTORS.

          Each Grantor hereby represents and warrants to the Secured Parties that:

          (a) Representations in the Loan Agreement. In the case of each Grantor, the representations and warranties set forth in Section 5 of the Loan Agreement as they relate to such Grantor or to the Loan Documents to which such Grantor is a party, each of which is hereby incorporated herein by reference, are true and correct, and the Secured Parties shall be entitled to rely on each of them as if they were fully set forth herein, provided that each reference in each such representation and warranty to the Borrower's knowledge shall, for the purposes of this Section 3(a), be deemed to be a reference to such Grantor's knowledge.

          (b) Each Grantor's Title. Except for the security interests granted hereunder, each Grantor owns its right, title and interest in and to each item of the Collateral free and clear of any and all liens, claims or encumbrances of others, other than Permitted Encumbrances.

          (c) Legal Name; Jurisdiction of Organization; Chief Executive Office. Each Grantor's exact legal name is shown in the introductory paragraph hereof or on Exhibit A attached hereto. On the date hereof, such Grantor's jurisdiction of organization, identification number from the jurisdiction of organization (if any), and the location of such Grantor's chief executive office or sole place of business or principal residence, as the case may be, are specified on Schedule 1.

          (d) Location of Equipment and Inventory. All of the Equipment and Inventory is located at the locations specified on Schedule 2 hereto, except for Inventory which, in the ordinary course of business is in transit either (i) from a supplier to a Grantor, (ii) between the locations set forth on Schedule 2 hereto, or (iii) to customers of a Grantor. Each Grantor is either the owner of such locations or the tenant of such locations pursuant to valid and enforceable lease agreements. Except as set forth on Schedule 2 hereto and except for mortgages entered into by the landlord (who is the fee owner) of such location which do not attach to any property owned by any Grantor, there exists no mortgages or other liens on any such real property. Upon reasonable request, each Grantor shall obtain landlord waivers from its landlords as Collateral Agent may require, in form and substance reasonably satisfactory to Collateral Agent.

          (e) Intellectual Property. Schedule 3 lists all material Intellectual Property owned by each Grantor in its own name on the date hereof. On the date hereof, to each Grantor's knowledge, all material Intellectual Property of such Grantor described on Schedule 3 is valid, subsisting, unexpired and enforceable, has not been abandoned and does not infringe upon the intellectual property rights of any other Person.

          (f)  Perfected  Security  Interest.  This  Agreement  creates  a valid security interest in the Collateral securing the payment of the Secured Obligations subject only to Permitted Encumbrances and the disclosures set forth in the Loan Documents. Upon (i) the filing of UCC financing statements naming each Grantor as "debtor", naming the Collateral Agent as "secured party" and describing the Collateral in the filing offices with respect to such Grantor set forth on Schedule 4 annexed hereto, (ii)in the case of the Collateral consisting of certificated Securities or evidenced by Instruments, in addition to filing of such UCC financing statements, delivery of the certificates representing such certificated Securities and delivery of such Instruments to the Collateral Agent, in each case duly endorsed or accompanied by duly executed instruments of assignment or transfer in blank, (iii) in the case of the
Intellectual  Property,  in  addition  to  the  filing  of  such  UCC  financing statements, the recordation of a grant with the applicable United States Trademark and Patent Office, (iv) in the case of Equipment that is covered by a certificate of title, the filing with the registrar of motor vehicles or other appropriate authority in the applicable jurisdiction of an application requesting the notation of the security interest created hereunder on such certificate of title, and (v), in the case of any Deposit Account, the execution and delivery to the Collateral Agent of an agreement providing for control by the Collateral Agent thereof, the security interests in the Collateral granted to the Collateral Agent will constitute perfected security interests therein prior to all other liens (except for Permitted Encumbrances), and all filings and other actions necessary or desirable to perfect and protect such security interests have been, or promptly after the Closing Date will be, duly made or taken. Without limiting the generality of the foregoing, except as set forth on
Schedule 4 and the Loan Documents and except for the filing of said financing statements, no consent of any third parties and no authorization, approval or other action by, and no notice to or filing with any governmental authority or regulatory body is required for (i) the execution, delivery and performance of this Agreement, (ii) the creation or perfection of the security interest in the Collateral, or (iii) the enforcement of the Collateral Agent's rights hereunder.

          (g) Bank Accounts. Schedule 5 sets forth the account numbers and locations of all bank accounts and Accounts containing Investment Property of each Grantor.

          (h) Investment Property. Schedule 6 lists all Investment Property of each Grantor.

     4. COVENANTS OF THE GRANTORS. Each Grantor covenants and agrees with the Collateral Agent that, as long as the Loans remain outstanding and until payment in full of all Secured Obligations:

          (a) Covenants in Loan Agreement. Each Grantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Grantor.

          (b) Filing of Financing Statements and Preservation of Interests. Each Grantor hereby authorizes the Collateral Agent, and appoints the Collateral Agent as its attorney-in-fact, to file all UCC financing statements including any financing and continuation statements and amendments and supplements thereto, and such other documents as the Collateral Agent may require to perfect, preserve and protect the security interests granted herein and ratifies all such actions taken by the Collateral Agent. Without limiting the foregoing, each Grantor consents that UCC financing statements may be filed describing the Collateral as "all assets" or "all personal property" of such Grantor (provided that no such description shall be deemed to modify the description of Collateral set forth in Section 2).

          (c) Collateral In Possession of Third Parties. To the extent that any Collateral is in the possession of a third party, each Grantor promptly upon reasonable request from the Collateral Agent will join with the Collateral Agent in notifying such third party of the Collateral Agent's security interest and will make commercially reasonable efforts to obtain an acknowledgement from such third party that it is holding the Collateral for the benefit of the Collateral Agent.

          (d) Collateral Records. The Grantors shall keep full and accurate books and records relating to the Collateral and shall mark such books and records to indicate the Collateral Agent's security interests in the Collateral.

          (e) Transfer of Collateral. Other than the disposition of goods in the ordinary course of each Grantor's business as presently conducted or as otherwise permitted under the terms of the Loan Documents, no Grantor will sell, assign, transfer, encumber or otherwise dispose of any Collateral other than to another Grantor without the prior written consent of the Collateral Agent. For purposes of this provision, "dispose of any Collateral" shall include, without limitation, the creation of a security interest or other encumbrance (whether voluntary or involuntary) on such Collateral which is not a Permitted Encumbrance.

          (f) Changes in Name, etc. No Grantor will, except upon 30 days' prior written notice to the Collateral Agent and delivery to the Collateral Agent of all additional financing statements and other documents reasonably requested by the Collateral Agent to maintain the validity, perfection and priority of the security interests provided for herein, (i) change its jurisdiction of organization or the location of its chief executive office or sole place of business or principal residence from that referred to in Section 3(c), or (ii) change its name.

          (g) Notice of Changes in Representations. Each Grantor shall notify the Collateral Agent in advance of any event or condition which could reasonably be expected to cause any representations set forth in Section 3 above to fail to be true, correct and complete.

          (h) Use and Condition of Equipment. Each material item of Equipment used or useful in the business of each Grantor will be maintained in good operating condition (ordinary wear and tear excepted), and each Grantor will provide all maintenance service and repairs reasonably appropriate (as determined in such Grantor's commercially reasonable judgment) for such purpose.

          (i) Account Covenants. Each Grantor shall, at its own reasonable expense, use its best efforts in the ordinary course of business to assure prompt payment of all amounts due or to become due under the Accounts. The Collateral Agent shall have the right, at any time or times hereafter, to verify the validity, amount or any other matter relating to an Account, by mail, telephone or in person, subject to state and federal privacy laws regarding patient information.

          (j) Taxes and Assessments. Each Grantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such tax, assessment, charge, levy or claim need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or such Grantor's interest in such material portion of the Collateral.

          (k) Insurance. Each Grantor shall maintain with financially sound and reputable insurers, insurance with respect to the Collateral against loss or damage of the kinds and in the amounts customarily insured against by entities of established reputation having similar properties similarly situated and in such amounts as are customarily carried under similar circumstances by other such Persons and otherwise as is prudent for Persons engaged in similar businesses but in any event sufficient to cover the full replacement cost thereof (or other insurable value acceptable to the Collateral Agent). Unless the Loan Agreement expressly provides otherwise, each Grantor shall cause each insurance policy issued in connection herewith to provide, and the insurer issuing such policy to certify to the Collateral Agent that (i) the Collateral Agent will be named as lender loss payee and additional insured under each such insurance policy; (ii) if such insurance is proposed to be cancelled or materially changed for any reason whatsoever, such insurer will promptly notify the Collateral Agent and such cancellation or change shall not be effective as to the Collateral Agent for at least thirty (30) days after receipt by the Collateral Agent of such notice, unless the effect of such change is to extend or increase coverage under the policy; and (iii) the Collateral Agent will have the right (but no obligation) at its election to remedy any default in the payment of premiums within thirty (30) days of notice from the insurer of such default. Unless the Loan Agreement expressly provides otherwise, the following sentence will control application of proceeds of insurance. If no Event of Default exists, loss payments in each instance will be applied by each Grantor to the repair and/or replacement of property with respect to which the loss was incurred to the extent reasonably feasible, and any loss payments or the balance thereof remaining, to the extent not so applied, shall be payable to the Grantors, provided, however, that payments received by any Grantor after an Event of Default occurs and is continuing shall be paid to the Collateral Agent and, if received by any Grantor, shall be held in trust for and immediately paid over to the Collateral Agent unless otherwise directed in writing by the Collateral Agent. Copies of such policies or the related certificates, in each case, naming the Collateral Agent as lender loss payee shall be delivered to the Collateral Agent upon request and at the time any new policy of insurance is issued.

          (l) Defense of Collateral Agent's Rights. Each Grantor warrants and will defend the Collateral Agent's right, title and security interest in and to the Collateral against the claims of any Persons.

          (m) Inspections. Each Grantor will permit the Collateral Agent, or its designee, at Collateral Agent's sole cost and expense, to inspect the Collateral and any Grantor's books and records of account and relating to the Collateral at any reasonable time during ordinary business hours, wherever located. All such inspections conducted during the continuance of an Event of Default shall be at the sole cost and expense of the Grantors. Information obtained by any inspection shall be subject to any applicable confidentiality obligation of Collateral Agent under the Loan Agreement. All inspections shall be conducted in a manner designed to minimize unreasonable disruption to the business and employees of the Grantors.

          (n) Collection of Accounts and Payments.

               (i) Each Grantor will establish or maintain deposit accounts (collectively, "Controlled Accounts") in such Grantor's name with such banks as are reasonably acceptable to the Collateral Agent to which each Grantor will deposit all payments on Accounts of such Grantor and in which such Grantor will immediately deposit all payments constituting proceeds of Collateral or advances under the Loan Agreement in the identical form in which such payment was made, whether by cash or check, subject further to provisions of account control agreements in form and substance reasonably acceptable to the Collateral Agent.

               (ii) Each Grantor shall continue to collect, at its own expense, all amounts due or to become due to such Grantor under the Accounts. In connection with such collections, each Grantor may take (and, upon the occurrence and during the continuance of an Event of Default at Collateral Agent's direction, shall take) such action as such Grantor or Collateral Agent may deem necessary or advisable to enforce collection of amounts due or to become due under the Accounts; provided, however, that Collateral Agent shall have the right at any time, upon the occurrence and during the continuation of an Event of Default and upon written notice to such Grantor of its intention to do so, to (i) notify the account debtors or obligors under any Accounts of the assignment of such Accounts to Secured Party and to direct such account debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to Collateral Agent, (ii) notify each Person maintaining a lockbox or similar arrangement to which account debtors or obligors under any Accounts have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to Collateral Agent,
(iii) enforce  collection  of any such Accounts at the expense of Grantors,  and
(iv) adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by such Grantor of the notice from Collateral Agent referred to in the proviso to the preceding sentence

          (o) Other Assurances. Each Grantor agrees that from time to time, at the reasonable expense of the Grantors, it will promptly execute and deliver all such further instruments and documents, and take all such further action as may be reasonably necessary or desirable, or as the Collateral Agent may reasonably request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder and with respect to any Collateral or to otherwise carry out the purposes of this Agreement. Without limiting the foregoing, each Grantor agrees to deliver to the Collateral Agent all certificated Securities and all Instruments immediately upon receipt, accompanied by undated instruments of assignment and transfer duly executed in blank, and to execute and deliver such short form assignments or security agreements relating to Collateral consisting of the Intellectual Property as the Collateral Agent may reasonably request.

     5. REMEDIES UPON DEFAULT.

          (a) Upon the occurrence and during the continuation of an Event of Default, the Collateral Agent may exercise, in addition to any other rights and remedies provided herein and in Section 8 of the Loan Agreement, under other contracts and under law, all the rights and remedies of a secured party under the UCC.

          (b) The Collateral Agent may comply with any applicable law in connection with a disposition of Collateral and compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. The Collateral Agent may sell the Collateral without giving any warranties and may specifically disclaim such warranties. If the Collateral Agent sells any of the Collateral on credit, the Grantors will only be credited with payments actually made by the purchaser. In addition, each Grantor waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Collateral Agent's rights and remedies hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto

     6. AGENCY.

          (a) Attorney-in-Fact. Each Grantor hereby irrevocably and presently makes, constitutes and appoints each of the officers of the Collateral Agent as the true and lawful attorney for such Grantor (without requiring any of them to act as such) with full power of substitution to do the following (such power to be deemed coupled with an interest): (i) endorse the name of any Grantor upon any and all checks, drafts, money orders and other instruments for the payment of monies that are payable to any Grantor and constitute proceeds of any Collateral; (ii) execute in the name of each Grantor (to the extent execution is required) and/or file any financing statements, schedules, assignments, instruments, documents and statements that each Grantor is obligated to give the Collateral Agent hereunder or the Collateral Agent in good faith determines is necessary to perfect the Collateral Agent's security interest or lien in the Collateral; (iii) during the continuation of an Event of Default, to verify validity, amount or any other matter relating to the collateral by mail, telephone, telecopy or otherwise; and (iv) do such other and further acts and deeds in the name of each Grantor that the Collateral Agent may reasonably deem necessary or desirable in furtherance of or to enforce its rights hereunder or under any of the other Loan Documents. Each Grantor also ratifies its authorization for the Collateral Agent to have filed in any jurisdiction any like initial financing statements or amendments thereto filed prior to the date of this Agreement.

          (b) Duty of Collateral Agent. Beyond the safe custody thereof, the Collateral Agent shall have no duty with respect to any Collateral in its possession or control (or in the possession or control of any agent or bailee) or with respect to any income thereon or the preservation of rights against prior parties or any other rights pertaining thereto. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property. The Collateral Agent shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent or bailee selected by the Collateral Agent in good faith.

     7. MISCELLANEOUS.

          (a) Assignment. Except as may be otherwise provided in the Loan Agreement, the Collateral Agent may upon prior written notice to each of the Grantors assign or transfer this Agreement and any or all rights or obligations hereunder without the consent of any Grantor. Each Grantor shall not assign or transfer this Agreement or any rights or obligations hereunder without the prior written consent of the Collateral Agent or as expressly provided in the Loan Agreement. Notwithstanding the foregoing, if there should be any assignment of any rights or obligations by operation of law or in contravention of the terms of this Agreement or otherwise, then all covenants, agreements, representations and warranties made herein or pursuant hereto by or on behalf of any Grantor shall bind the successors and assigns of such Grantor, together with the preexisting Grantor, whether or not such new or additional Persons execute a joinder hereto or assumption hereof (without the same being deemed a waiver of any default caused thereby) which condition shall not be deemed to be a waiver of any Default or Event of Default arising out of such assignment.

          (b) Benefit. The rights, privileges and obligations of each party to this Agreement shall inure to the benefit of each such party's successors, assigns and participants.

          (c) Waivers, Amendments, Etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by the Collateral Agent and the Grantor or Grantors affected.

          (d) Notices. Any notice contemplated herein or required or permitted to be given hereunder shall be made in the manner set forth in the Loan Agreement and delivered at the notice addresses set forth in the Loan Agreement, or to such other address as any party hereto may have last specified by written notice to the other party or parties.

          (e) Governing Law. This Agreement shall be governed by, construed in accordance with and enforced under the laws of the State of New York, without regard to the principles of conflicts of law of such state.

          (f) Severability. Every provision of this Agreement is intended to be severable. If any term or provision of this Agreement shall be invalid, illegal or unenforceable for any reason, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired thereby. Any invalidity, illegality or unenforceability in any jurisdiction shall not affect the validity, legality or enforceability of any such term or provision in any other jurisdiction.

          (g) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one instrument. Delivery of a photocopy or facsimile of an executed counterpart of a signature page to this Agreement shall be as effective as delivery of a manually executed counterpart.

          (h) Costs and Expenses. The Grantors jointly and severally agree to reimburse each of the Secured Parties for all costs, fees and expenses incurred by them (including, without limitation, the fees and expenses of legal counsel) and to pay to the Collateral Agent reasonable compensation for its actions taken in connection with (i) any Default or Event of Default and any enforcement or collection proceeding resulting therefrom, including, without limitation, all manner of participation in or other involvement with (w) performance by the Collateral Agent of any obligations of the Grantors in respect of the Collateral that the Grantors have failed or refused to perform, (x) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral, and for the care of the Collateral and defending or asserting rights and claims of the Collateral Agent in respect thereof, by litigation or otherwise, including expenses of insurance,
(y) judicial or regulatory proceedings and (z) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated) and (ii) the enforcement of this Section 7(h), and all such costs, fees and expenses shall be Secured Obligations entitled to the benefits of the collateral security provided pursuant to Section 2.

          (i) Indemnification. Whether or not the transactions contemplated hereby are consummated and without limiting any other indemnification provisions in any Loan Document, the Grantors shall indemnify, reimburse and hold harmless the Collateral Agent from and against any and all losses, claims, liabilities, damages, penalties, suits, costs and expenses, of any kind or nature (including fees relating to the cost of investigating and defending any of the foregoing) imposed on, incurred by or asserted against the Collateral Agent in any way related to or arising from or alleged to arise from this Agreement or the use or possession of the Collateral or any part thereof excluding any such losses, claims, liabilities, damages, penalties, suits, costs and expenses which result from the gross negligence or willful misconduct of the Collateral Agent as determined by a final nonappealable decision of a court of competent jurisdiction. The obligations under this Section shall survive termination of this Agreement. A certification by the Collateral Agent or other indemnified Person of the amount of losses, costs, expenses, claims and/or charges payable pursuant to this paragraph shall be conclusive, absent manifest error.

          (j) Specific Performance. Each Grantor hereby authorizes the Collateral Agent to demand specific performance of this Agreement at any time when any Grantor shall have failed to comply with any provision hereof, and each Grantor hereby irrevocably waives any defense based on the adequacy of a remedy at law which might be asserted as a bar to the remedy of specific performance hereof in any action brought therefore.

          (k) Entire Agreement. This Agreement and the other Loan Documents represent the entire agreement between the parties hereto with respect to the transactions contemplated hereunder and, except as expressly provided herein, shall not be affected by reference to any other documents.

          (l) Jurisdiction; Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AND HEREBY EXPRESSLY SUBMITS TO THE PERSONAL JURISDICTION AND VENUE OF SUCH COURTS FOR THE PURPOSES THEREOF AND EXPRESSLY WAIVES ANY CLAIM OF IMPROPER VENUE AND ANY CLAIM THAT SUCH COURTS ARE AN INCONVENIENT FORUM. EACH PARTY HEREBY
IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ITS ADDRESS SET FORTH IN THE LOAN AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE 10 DAYS AFTER SUCH MAILING.

     EACH OF THE GRANTORS AND THEIR SUBSIDIARIES HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EACH OF THE GRANTORS (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE COLLATERAL AGENT HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT COLLATERAL AGENT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (II) ACKNOWLEDGES THAT THE COLLATERAL AGENT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.

          IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be executed and delivered by their respective officers hereunto duly authorized as of the date first above written.

                                        "Grantors"

                                        VITESSE SEMICONDUCTOR CORPORATION,
                                        a Delaware corporation


                                        By: /s/ SHAWN HASSEL
                                            ---------------------------------
                                        Name:  Shawn C. A. Hassel
                                        Title: Chief Financial Officer


                                        VITESSE INTERNATIONAL, INC.,
                                        a Barbados corporation


                                        By: /s/ SHAWN HASSEL
                                            ---------------------------------
                                        Name:  Shawn C. A. Hassel
                                        Title: Chief Financial Officer


                                        VITESSE MANUFACTURING & DEVELOPMENT
                                        CORPORATION, a Delaware corporation



                                        By: /s/ SHAWN HASSEL
                                            ---------------------------------
                                        Name:  Shawn C. A. Hassel
                                        Title: Chief Financial Officer

                                        VITESSE SEMICONDUCTOR SALES CORPORATION, a Delaware corporation



                                        By: /s/ SHAWN HASSEL
                                            ---------------------------------
                                        Name:  Shawn C. A. Hassel
                                        Title: Chief Financial Officer

                                        "Collateral Agent"

                                        OBSIDIAN, LLC

                                        By: /s/ MARK K. HOLDSWORTH
                                            --------------------------------
                                         Name:  Mark K. Holdsworth
                                         Title: Authorized Signatory

                                    EXHIBIT A
                                    Grantors

         1.       Vitesse Semiconductor Corporation

         2.       Vitesse International, Inc.

         3.       Vitesse Manufacturing & Development Corporation

         4.       Vitesse Semiconductor Sales Corporation

                                   SCHEDULE 4
                           Perfected Security Interest


          1. The perfection of security interests in the Intellectual Property may require filings with the U.S. Patent & Trademark Office or the U.S. Copyright Office.

          2. In addition to or in lieu of the filing of financing statements as described in Section 3(f) of the Security Agreement, third party consents, notices thereto, other filings, and or further actions may be required to create and perfect security interests in any contracts and/or any other property of the Grantors in each case if and to the extent any grant of security interest therein by the relevant Grantor is prohibited by legally enforceable provisions of any contract, agreement, instrument or indenture governing such property, or by any law, would give any other party to such contract, agreement, instrument or indenture a legally enforceable right to terminate its obligations thereunder, or is permitted only with the consent of another party, except to the extent any such provision or law is ineffective under applicable law (including, without limitation, Section 9-408 and 9-409 of the UCC).

          3. In addition to or in lieu of the filing of financing statements as described in Section 3(f) of the Security Agreement, third party consents, notices thereto, other filings, and/or further actions may be required to perfect security interests in the following Collateral, if any: (i) Real Property, (ii) money, (iii) letter-of-credit rights, (iv) motor vehicles, boats, and any other property for which certificates of title are issued, (v) Collateral arising from a consumer transaction (vi) agriculture liens, (vii) farm products, (viii) any manufactured home Collateral, (ix) consigned goods,
(x) standing timber, (xi) permits, licenses, franchises or similar rights or interests whether issued by federal, state or local governments or agencies or otherwise, (xii) any Collateral subject to Medicaid, Medicare, and/or any other similar federal and state laws, (xiii) any rights (including rights of payment) under any account or other obligation with respect to which the United States government or any other federal, state, local, foreign or other government or any agency, department or subdivision thereof is an obligor, and/or (xiv) any Collateral not subject to Article 9 of the NY UCC (whether such Collateral is not subject to such statute by reason of Section 9-109(c), 9-109(d), or otherwise).

          4. In addition to the filing of financing  statements  as described in
Section 3(f) of the Security Agreement, other filings and/or further actions may be required to protect (as to priority) security interests in any fixtures.

                                    EXHIBIT B

                            Form of Joinder Agreement

                          JOINDER TO SECURITY AGREEMENT


     This Joinder to Security Agreement is dated ____________, 200__ (this "Joinder"), by and between _______________, a _________ corporation [limited liability company] (the "Borrower"), and Obsidian, LLC (the "Collateral Agent"), as the Collateral Agent (as defined in the Loan Agreement). Reference is made to that certain Security Agreement dated _____________, 2006 (the "Security Agreement"), by and among Vitesse Semiconductor Corporation., a Delaware corporation ("Vitesse"), and certain Subsidiaries of Vitesse as identified on Exhibit A attached thereto (together with Vitesse, the "Grantors"), a copy of which is attached hereto as Exhibit A. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed to them in the Security Agreement.

                                 R E C I T A L S

     The parties to this Joinder hereby acknowledge that:

     A. As of June __, 2006, the Grantors entered into that certain Third Amended and Restated Loan Agreement (as the same may be amended, restated, modified or supplemented, from time to time, the "Loan Agreement"), by and among the Grantors, the Lenders party thereto and the Agent and Collateral Agent party thereto, pursuant to which, among other things, the Lenders agreed to make loans to the Grantors on the terms and conditions described therein.

     B. In connection with the Loan Agreement, and as a condition for the Lenders to be willing to make the loans to the Grantors pursuant to the Loan Agreement, the Grantors granted a security interest in the Collateral in favor of the Collateral Agent for the ratable benefit of the Secured Parties, as evidenced in the Security Agreement.

     C. The Company is a Subsidiary of certain Borrower(s), duly formed and organized subsequent to the Closing Date. As a condition to the Lenders' consent to the creation of the Company, the Company is required to, among other things, execute and deliver to the Collateral Agent a joinder to the Security Agreement in a form satisfactory to the Collateral Agent.

                                A G R E E M E N T

     For good and valuable consideration, the receipt and sufficiency of which is hereby expressly acknowledged, the parties to this Joinder hereby agree as follows:

     1. Joinder. The Company hereby joins the Security Agreement as a Grantor thereunder and agrees to be bound by all the terms thereof, and shall be as fully a party thereto in said capacity as if the Company were an original signatory thereto. The Company hereby assumes all of the obligations of a Grantor under the Security Agreement and ratifies and affirms as of the date hereof each and every term, representation, warranty, covenant and condition set forth in the Security Agreement and agrees to be bound by all of the terms, provisions and conditions contained in the Security Agreement applicable to a Grantor. Each reference to a "Grantor" in the Security Agreement shall be deemed to include the Company.

     2. Representations and Warranties. The Company hereby represents and warrants to the Collateral Agent that (i) this Joinder has been duly authorized, executed and delivered by the Company, and (ii) all of the representations and warranties set forth in Section 3 of the Security Agreement, as applicable to the Company, are true and correct in all material respects on and as of the date of this Joinder and after giving effect to this Joinder, except to the extent that such representation or warranty expressly relates to an earlier date (in which case such representation or warranty is true and correct as of such earlier date) and except for changes therein expressly permitted or expressly contemplated by any of the Loan Documents; provided, however, the Company makes the following additional representations and warranties as applicable to the
Company:

          (a) Legal Name. The Company's exact legal name is shown in the introductory paragraph hereof.

          (b) Jurisdiction of Organization; Chief Executive Office. On the date hereof, the Company's jurisdiction of organization, identification number from the jurisdiction of organization (if any), and the location of the Company's chief executive office or sole place of business or principal residence, as the case may be, are specified on Schedule 1 attached hereto.

          (c) Location of Collateral. The Collateral owned by the Company or in which the Company has any right or interest is located at the location(s) specified on Schedule 2 hereto. The Company is either the owner of such location(s) or the tenant of such location(s) pursuant to valid and enforceable lease agreements. Except as set forth on Schedule 2 hereto and except for any mortgages entered into by the applicable landlord (who is the fee owner) of such location(s) which do not attach to any property owned by the Company, there exists no mortgages or other liens on any such real property.

          (d) Intellectual Property. Schedule 3 hereto lists all material Intellectual Property owned by the Company in its own name on the date hereof. On the date hereof, to the Company's knowledge, all material Intellectual Property described on Schedule 3 is valid, subsisting, unexpired and enforceable, has not been abandoned and does not infringe upon the intellectual property rights of any other Person.

          (e) Necessary Actions or Consents. Except as set forth on Schedule 4 hereto and except for the filing of UCC financing statements referred to in
Section 3(f) of the Security Agreement, no other action is necessary to create, perfect or protect the Collateral Agent's security interest in any Collateral owned by the Company or in which the Company has any right or interest. Without limiting the generality of the foregoing, except as set forth on Schedule 4 hereto and except for the filing of said financing statements, no consent of any third parties and no authorization, approval or other action by, and no notice to or filing with any governmental authority or regulatory body is required for
(i) the execution, delivery and performance of this Joinder, (ii) the creation or perfection of the security interest in the Collateral owned by the Company or in which the Company has any right or interest, or (iii) the enforcement of the Collateral Agent's rights hereunder and/or under the Security Agreement.

     3. Bank Accounts. Schedule 5 sets forth the account numbers and locations of all bank accounts and Accounts containing Investment Property of each Grantor.

     4. Loan Documents. This Joinder shall be deemed a Loan Document for all purposes under the Loan Agreement. The Company hereby confirms that it has received a copy as executed of the Loan Agreement, Security Agreement and all annexes, exhibits and schedules to the foregoing.

     5. Severability. Any provision of this Joinder which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, the Company hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

     6. Counterparts. This Joinder may be executed in counterparts, each of which will constitute an original and all of which together will constitute one agreement.

     7. Governing Law. This Joinder shall be governed by and construed in accordance with the General Corporation Law of the State of New York as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to its principles of conflicts of laws

     8. Conditions to Effectiveness of Joinder. This Joinder shall not become effective unless and until (i) one or more counterparts of the same have duly executed by the Company and delivered to Collateral Agent, and (ii) this Joinder shall have been accepted in writing by the Collateral Agent.

     IN WITNESS WHEREOF, the undersigned have executed this Joinder as of the date first written above.

[Company]

By: _______________________________
Name:______________________________
Title:_____________________________



OBSIDIAN, LLC, as Collateral Agent


By:____________________________
Name:__________________________
Title: Authorized Signatory